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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference of our report dated July 20, 2004, relating to the financial statements of CommunitySouth Bancshares, Inc. in Amendment No. 2 to the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."

/s/ Elliott Davis, LLC

Greenville, South Carolina
September 2, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM